INCOME TAXES	12 Months Ended
Dec. 31, 2016
INCOME TAXES
INCOME TAXES

NOTE 11—INCOME TAXES

Cayman Islands

Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains.  In addition, upon of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years Ended December 31,
	2016	2015	2014
	(Restated)
	(in thousands)
United States	$7,905	$19,717	$(14,809)
Foreign	(6,985)	(51,037)	(13,837)

	$920	$(31,320)	$(28,646)

The components of the provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Current
Federal	$—	$—	$—
State	—	—	—
Foreign	17	(5,193)	2,042

Total Current tax expense (benefit)	17	(5,193)	2,042
Deferred
Federal	—	—	—
State	—	—	—
Foreign	771	1,031	(424)

Total Deferred tax expense (benefit)	771	1,031	(424)

Total tax expense (benefit)	$788	$(4,162)	$1,618

As of December 31, 2016, the Company had gross unrecognized tax benefits of approximately $22.7 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $16.6 million. Of the total $22.7 million gross unrecognized tax benefits, $3.5 million related to tax benefits that, if recognized, would affect the annual effective tax rate. The Company has reduced its unrecognized tax benefits by approximately $2.6 million during 2016 was mainly due to statute of limitations expirations.

The Company’s policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. The Company had accrued interest and penalties of approximately $0.4 million as of December 31, 2016 and approximately $0.4 million as of December 31, 2015.

The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also subject to audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company’s tax years for 2005 through 2016 are still open for examination in China. The Company’s tax years for 2008 through 2016 are still open for examination in the United States.

FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company’s accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

A summary of the Company’s unrecognized tax benefits is as follows:

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB’s)	$22,694	$45,382	$45,430
Additions based on tax positions related to the current year	—	48	142
Reductions based on tax positions related to the current year	—	—	—
Additions for tax positions related to prior years	—	—	—
Reductions for tax positions related to prior years	—	(835)	(190)
Settlements	—	—	—
Lapse of statute of limitations	(2,557)	(21,901)	—

Ending balance—gross unrecognized tax benefits (UTB’s)	20,137	22,694	45,382
UTB’s as a credit in deferred taxes	(14,604)	(14,604)	(33,021)
Federal benefit of state taxes	(2,063)	(2,063)	(2,176)

UTB’s that would impact the effective tax rate	$3,470	$6,027	$10,185

In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company’s expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

A summary of the components of net deferred tax assets is as follows:

	December 31, 2016	December 31, 2015
		(Restated)
	(in thousands)
Deferred Tax Assets
Net operating loss carryforward	237,393	215,737
Tax credit carryforwards	67,579	60,385
Capital loss carryforwards	—	3,742
Written-down/amortization of intangible assets and goodwill	5,554	8,051
Fixed assets	5,997	4,428
Demo equipment income	7,357	7,071
Prepaid expense	736	126

Accrued warranties	(92)	1,230

Other	16,352	38,878

Total Deferred Tax Assets	340,876	339,648
Deferred Tax Liabilities
Allowances and reserves	$(8,969)	$(8,254)
Other	(335)	(278)

Total Deferred Tax Liabilities	(9,304)	(8,532)

Total Deferred Tax Assets	$331,572	$331,116

Less: Valuation Allowance	$(329,523)	$(328,397)

Net Deferred Tax Assets	$2,049	$2,719

The Company provides for deferred income taxes on the unremitted earnings of foreign subsidiaries unless such earnings are deemed to be permanently reinvested outside the United States. In 2016, the Company had no gross U.S. deferred income tax liability on foreign earnings.

As of December 31, 2016, the Company has undistributed earnings of approximately $77.7 million from investments in foreign subsidiaries that are considered permanently reinvested. The determination of the amount of deferred taxes on these earnings is not practicable since the computation would depend on a number of factors that cannot be known until a decision to repatriate the earnings is made.

As of December 31, 2016, the Company’s U.S. federal net operating loss carryforwards were $548.4 million and expire in varying amounts between 2025 and 2034. As of December 31, 2016, state net operating loss carryforwards were $379.3 million and expire in varying amounts between 2017 and 2037. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $212.6 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2016, the Company also had net operating loss carryforwards (“NOLs”) in China of approximately $56.5million. The China net operating loss carryforwards will expire in varying amounts between 2017 and 2021. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $8.5million valuation allowance against the related deferred tax assets. As of December 31, 2016, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $101.9 million. The majority of the NOLs do not expire and can be carried forward indefinitely. The Company concluded, however, that the majority of these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $17.4 million against the related deferred tax assets.

As of December 31, 2016, the Company has U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also has U.S. research and development credit carryforwards of $10 million, $2.5 million of the credits have an indefinite life and $7.5 million of the credits expire in varying amounts between 2017 and 2031. The Company has U.S. foreign tax credits of $56.5 million which expire in varying amounts between 2017 and 2026. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $67.6 million valuation allowance against the related deferred tax assets.

The difference between the Company’s effective income tax rate and the federal statutory rate is reconciled below:

	Years Ended December 31,
	2016	2015	2014
	(in thousands)
Federal tax expenses (benefit) at statutory rate	$322	$(10,962)	$(10,026)
State tax (benefit)/expense, net of federal income tax benefit	—	—	628
Stock compensation expense	463	508	745
Effect of differences in foreign tax rates	4,475	(1,520)	7,772
FASB Interpretation No.48” Accounting for Uncertainty in Income taxes” reserve	(2,465)	(7,433)	618
Change in deferred tax valuation allowance	(3,015)	14,241	1,824
Tax credits	—	—	(535)
Other	1,008	1,004	592

Total Tax Expense (benefit)	$788	$(4,162)	$1,618

The Company remains subject to U.S. taxes at a statutory rate of 35%.

The China Corporate Income Tax Law (“CIT Law”) became effective on January 1, 2008. Under the CIT Law, China’s dual tax system for domestic enterprises and foreign investment enterprises (“FIEs”) was effectively replaced by a unified system. The CIT Law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. One of the Company’s China subsidiaries, UTStarcom Telecom Co., Ltd (“HUTS”), through which the majority of our business in China is conducted obtained the High and New Technology Enterprise Certificate, or High-tech Certificate, from the relevant approval authorities on September 19, 2008, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS’s High-tech Certificate renewal was approved on October 14, 2011. HUT’s approval extends the reduced 15% tax rate terms for three years. However, since HUTS is currently in significant loss position, the change in tax rate will not have a material adverse impact on the business or liquidity until HUTS begin to generate profit and deplete all the net operating loss carry forwards.

As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it does not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

In 2016, the change in deferred tax valuation allowance of $3.0 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2016 in the United States and China. In 2015, the change in deferred tax valuation allowance of $11.0 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company’s deferred tax assets at December 31, 2015 in the United States and China. In 2014, the change in deferred tax valuation allowance of $1.8 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company’s deferred tax assets at December 31, 2014 in the United States and China.

There was no income tax benefit related to tax credits recognized in 2016 and 2015. In 2014, the income tax benefit of $0.5 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid.